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                                                                    EXHIBIT 10.2



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                          REGISTRATION RIGHTS AGREEMENT


                                  BY AND AMONG


                           DADE BEHRING HOLDINGS, INC.


                                       AND


                            THE HOLDERS NAMED HEREIN


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                           Dated as of October 1, 2002
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                                TABLE OF CONTENTS

                                                                         PAGE
1.    Definitions..........................................................1

2.    Securities Act Shelf Registration on Request.........................3
      (a)  Shelf Registration..............................................3
      (b)  Effective Registration Statement................................4

3.    Securities Act Registration on Request...............................4
      (a)  Request.........................................................4
      (b)  Registration of Other Securities................................6
      (c)  Registration Statement Form.....................................6
      (d)  Effective Registration Statement................................6
      (e)  Selection of Underwriters.......................................7
      (f)  Priority in Requested Registration..............................7
      (g)  Shelf Registrations.............................................7

4.    Piggyback Registration...............................................7

5.    Expenses.............................................................9

6.    Registration Procedures..............................................9

7.    Underwritten Offerings..............................................13
      (a)  Requested Underwritten Offerings...............................13
      (b)  Piggyback Underwritten Offerings: Priority.....................13
      (c)  Holders of Registrable Common Stock to be Parties
           to Underwriting Agreement......................................14
      (d)  Holdback Agreements............................................15

8.    Preparation: Reasonable Investigation...............................15
      (a)  Registration Statements........................................15
      (b)  Confidentiality................................................16

9.    Postponements.......................................................16

10.   Indemnification.....................................................17
      (a)  Indemnification by the Company.................................17
      (b)  Indemnification by the Offerors and Sellers....................18
      (c)  Notices of Losses, etc.........................................18
      (d)  Contribution...................................................19
      (e)  Other Indemnification..........................................19
      (f)  Indemnification Payments.......................................20

11.   Registration Rights to Others.......................................20


                                       i

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12.   Adjustments Affecting Registrable Common Stock......................20

13.   Schedule 144 and Rule 144A..........................................20

14.   Amendments and Waivers..............................................20

15.   Nominees for Beneficial Owners......................................21

16.   Assignment..........................................................21

17.   Calculation of Percentage or Number of Shares of Registrable
      Common Stock........................................................21

18.   Termination of Registration Rights..................................21

19.   Miscellaneous.......................................................21
      (a)  Further Assurances.............................................21
      (b)  Headings.......................................................22
      (c)  Conflicting Instructions.......................................21
      (d)  Remedies.......................................................22
      (e)  Entire Agreement...............................................22
      (f)  Notices........................................................22
      (g)  Governing Law..................................................22
      (h)  Severability...................................................22
      (i)  Counterparts...................................................23

SCHEDULES:

SCHEDULE A - HOLDERS OF REGISTRABLE COMMON STOCK
SCHEDULE B - NOTICES


                                       ii

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                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of October 1, 2002 (this "AGREEMENT"), by and among Dade Behring Holdings, Inc., a Delaware corporation (the "COMPANY"), and the holders of Registrable Common Stock (as hereinafter defined) who are signatories to this Agreement (the "HOLDERS").

          This Agreement is being entered into in connection with the acquisition of Common Stock (as hereinafter defined) on the date hereof by certain holders (the "ORIGINAL HOLDERS") pursuant to the Plan (as hereinafter defined). Upon the issuance of the Common Stock, each Original Holder will own the number of shares of Common Stock specified with respect to such Original Holder in Schedule A hereto.

          To induce the Original Holders to vote in favor of the Plan and to accept the issuance of the Common Stock by the Company under the Plan, the Company has undertaken to register Registrable Common Stock under the Securities Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Common Stock. This Agreement sets forth the terms and conditions of such undertaking.

          In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

          "AFFILIATE" of a Person means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. For purposes of this definition, "control" means the ability of one Person to direct the management and policies of another Person.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

          "COMMISSION" means the U.S. Securities and Exchange Commission.

          "COMMON STOCK" means the shares of common stock, $.01 par value per share, of the Company, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

          "COMPANY INDEMNITEE" has the meaning set forth in Section 10(a) hereof.

          "EFFECTIVE DATE" means the effective date of the Plan pursuant to the terms thereof.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.


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                                                                               2


          "EXPENSES" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and NASD fees (including, without limitation, all fees and expenses of any "qualified independent underwriter" required by the rules of the NASD), all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with "cold comfort" letters required by or incident to such performance and compliance, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the reasonable fees, disbursements and other charges of one firm of counsel (per registration statement prepared) to the holders of Registrable Common Stock making a request pursuant to Section 2(a) or
Section 3(a) hereof (selected by the Holders holding a majority of the shares of Registrable Common Stock covered by such registration), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes shall be borne by the seller or sellers of Registrable Common Stock in all cases; PROVIDED, THAT, if the Company shall, in accordance with Section 4 or Section 9 hereof, not register any securities with respect to which it had given written notice of its intention to register to holders of Registrable Common Stock, notwithstanding anything to the contrary in the foregoing, all reasonable out-of-pocket expenses incurred by Requesting Holders in connection with such registration (other than the reasonable fees, disbursements and other charges of counsel other than the one firm of counsel referred to above) shall be deemed to be Expenses.

          "HOLDER INDEMNITEE" has the meaning set forth in Section 10(b) hereof.

          "INITIAL SHELF" has the meaning set forth in Section 3(a) hereof.

          "INITIATING HOLDERS" has the meaning set forth in Section 3(a) hereof.

          "INITIATING REQUEST" has the meaning set forth in Section 3(a) hereof.

          "LOSS" and "LOSSES" have the meanings set forth in Section 10(a) hereof.

          "MANAGEMENT HOLDERS" means Holders of Registrable Common Stock who are officers of the Company.

          "NASD" means the National Association of Securities Dealers, Inc.

          "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

          "OFFERING DOCUMENTS" has the meaning set forth in Section 10(a) hereof.


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                                                                               3

          "PERSON" means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

          "PIGGYBACK REQUESTING HOLDER" has the meaning set forth in Section 4 hereof.

          "PLAN" means the Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for the Company and certain of its domestic subsidiaries, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "PUBLIC OFFERING" means a public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act.

          "REGISTRABLE COMMON STOCK" means any of the Common Stock owned by the Holders from time to time, PROVIDED, however, that a share of Common Stock will cease to be Registrable Common Stock after it has been sold under a registration statement effected pursuant hereto (or, in the case of a Management Holder, a registration statement on Form S-8) or pursuant to Rule 144 promulgated under the Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

          "SELLING HOLDERS" means the holders of Registrable Common Stock requested to be registered pursuant hereto.

          "SHELF REGISTRATION" has the meaning set forth in Section 2(a) hereof.

          "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 2(a) hereof.

          "SHELF REQUESTING HOLDERS" means one or more Holders (other than Management Holders) holding 10% or more of the shares of Registrable Common Stock outstanding on the Shelf Request Date (excluding shares held by Management Holders).

          "SHELF REQUEST DATE" has the meaning set forth in Section 2(a) hereof.

          "TRANSFER" means any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest. "TRANSFEROR" and "TRANSFEREE" have correlative meanings.

     2.   SECURITIES ACT SHELF REGISTRATION ON REQUEST.

          (a) SHELF REGISTRATION. Shelf Requesting Holders may request the Company to file a shelf registration statement (a "SHELF REGISTRATION STATEMENT") pursuant to Rule 415 promulgated under the Securities Act (a "SHELF REGISTRATION") providing for the sale by the Holders of any or all of the Registrable Common Stock (the date of such request, the "SHELF REQUEST DATE"). Shelf Requesting Holders may make such request at any time after the earlier to occur of (i) the initial Public Offering of the Company or (ii) the first anniversary of the Effective Date. The Company shall (i) use its best efforts to file, at the earliest practicable date, such Shelf Registration Statement under the Securities Act and (ii) use its best efforts to have


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                                                                               4


such Shelf Registration Statement thereafter declared effective by the Commission at the earliest practicable date, but in any event not later than 90 days after the Shelf Request Date or, if a Shelf Registration Statement is reviewed by the Staff of the Securities and Exchange Commission, not later than 120 days after the Shelf Request Date. Subject to Section 9(b), the Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under Rule 415 of the Securities Act until the earlier to occur of (i) the second anniversary of the date such Shelf Registration Statement initially is declared effective by the Commission (plus a number of Business Days equal to the number of days, if any, that the Shelf Registration Statement is not kept effective after the initial date of its effectiveness and prior to the second anniversary thereof), (ii) the day after the date on which all of the Registrable Common Stock covered by the Shelf Registration Statement has been sold pursuant to the Shelf Registration Statement or (iii) the first date on which there shall cease to be any Registrable Common Stock. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or by any other rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Holders whose Registrable Common Stock is included in such Shelf Registration Statement copies of any such supplement or amendment promptly after its being issued or filed with the Commission.

          (b) EFFECTIVE REGISTRATION STATEMENT. A Shelf Registration pursuant to
Section 2(a) hereof shall not be deemed to have been effected

               (i) unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock have been disposed of in accordance with such registration statement or there shall cease to be any Registrable Common Stock (provided that such period need not exceed the applicable period provided for in Section 2(a)), or

               (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any Holder and has not thereafter become effective.

     3.   SECURITIES ACT REGISTRATION ON REQUEST.

          (a) REQUEST. At any time and from time to time after the expiration (in accordance with Section 2(a) above) or cessation of effectiveness of the Shelf Registration Statement filed by the Company pursuant to Section 2(a) hereof (the "Initial Shelf") and the Company's obligations hereunder have not terminated pursuant to and in accordance with the terms of Section 18 hereof, one or more Holders (other than Management Holders, who shall have no request rights under this Section 3(a)) (the "Initiating Holders") may make a written request (the "Initiating Request") to the Company for the registration with the Commission under the Securities Act of all or part of such Initiating Holders' Registrable Common Stock; PROVIDED,


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                                                                               5


HOWEVER, that such request shall be made by one or more Holders (other than Management Holders) holding at least 10% of the outstanding shares of Registrable Common Stock, which request shall specify the number of shares to be disposed of by such Holders and the proposed plan of distribution therefor. Upon the receipt of any Initiating Request for registration pursuant to this paragraph, the Company promptly shall notify in writing all other Holders (including the Management Holders) of the receipt of such request and will use its reasonable best efforts to effect, at the earliest practicable date, such registration under the Securities Act, including a Shelf Registration, if applicable, of

          (i) the Registrable Common Stock which the Company has been so requested to register by such Initiating Holder or Holders, and

          (ii) all other Registrable Common Stock which the Company has been requested to register by any other Holders by written request given to the Company within 30 days after the giving of written notice by the Company to such other Holders of the Initiating Request, all to the extent necessary to permit the disposition (in accordance with Section 3(c) hereof) of the Registrable Common Stock so to be registered; PROVIDED, THAT,

               (A) the Company shall not be required to effect more than a total of two registrations pursuant to this Section 3(a) for all Holders of Registrable Common Stock,

               (B) if the intended method of distribution is an underwritten Public Offering, the Company shall not be required to effect such registration pursuant to this Section 3(a) unless such underwriting shall be conducted on a "firm commitment" basis,

               (C) if the Company shall have previously effected a registration pursuant to Section 2, this Section 3(a) or shall have previously effected a registration of which notice has been given to the Holders pursuant to Section 4 hereof, the Company shall not be required to effect any registration pursuant to this Section 3(a) until a period of 180 days shall have elapsed from the date on which the previous such registration ceased to be effective,

               (D) any Holder whose Registrable Common Stock was to be included in any such registration pursuant to this Section 3(a), by written notice to the Company, may withdraw such request and, on receipt of such notice of the withdrawal of such request from Holders (excluding Management Holders) holding a percentage of Registrable Common Stock, such that the Holders (excluding Management Holders) that have not elected to withdraw do not hold, in the aggregate, the requisite percentage of the Registrable Common Stock to initiate a request under this Section 3(a), the Company shall not effect such registration, and

               (E) the Company shall not be required to effect any registration to be effected pursuant to this Section 3(a) unless at least 10% of the shares of


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                                                                               6


          Registrable Common Stock outstanding at the time of such request is to be included in such registration.

          (b) REGISTRATION OF OTHER SECURITIES. Whenever the Company shall effect a registration pursuant to Section 3(a) hereof, no securities other than
(i) Registrable Common Stock and (ii) subject to Section 3(f), Common Stock to be sold by the Company for its own account shall be included among the securities covered by such registration unless the Selling Holders (excluding Management Holders) holding not less than a majority of the shares of Registrable Common Stock to be covered by such registration (excluding shares held by Management Holders) shall have consented in writing to the inclusion of such other securities.

          (c) REGISTRATION STATEMENT FORM. Registrations under Section 3(a) hereof shall be on such appropriate registration form prescribed by the Commission under the Securities Act as shall be selected by the Company and as shall permit the disposition of the Registrable Common Stock pursuant to an underwritten offering unless the Selling Holders (excluding Management Holders) holding at least a majority of the shares of Registrable Common Stock requested to be included in such registration statement (excluding shares held by Management Holders) determine otherwise, in which case pursuant to the method of disposition determined by such Selling Holders. The Company agrees to include in any such registration statement filed pursuant to Section 3(a) hereof all information which the Selling Holders (excluding Management Holders) holding a majority of shares of the Registrable Common Stock covered by such registration statement (excluding shares held by Management Holders) effected pursuant hereto, upon advice of counsel, shall reasonably request. The Company may, if permitted by law, effect any registration requested under this Section 3 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement).

          (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to Section 3(a) hereof shall not be deemed to have been effected

               (i) unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock have been disposed of in accordance with such registration statement or there shall cease to be any Registrable Common Stock, PROVIDED, THAT, except with respect to any Shelf Registration, such period need not exceed 90 days, and, PROVIDED, FURTHER, that with respect to any Shelf Registration, such period need not extend beyond the period provided for in Section 3(g) hereof,

               (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any Selling Holder (excluding Management Holders) and has not thereafter become effective or


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                                                                               7


               (iii) if, in the case of an underwritten offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied or waived other than by reason of any breach or failure by any Selling Holder (excluding Management Holders), or are not otherwise waived.

          The Holders of Registrable Common Stock to be included in a registration statement (other than Management Holders) may at any time terminate a request for registration made pursuant to Section 3(a) in accordance with
Section 3(a)(ii)(D).

          (e) SELECTION OF UNDERWRITERS. The underwriter or underwriters of each underwritten offering, if any, of the Registrable Common Stock to be registered pursuant to Section 2(a) or Section 3(a) hereof shall be mutually selected by the Selling Holders (excluding Management Holders) owning at least a majority of the shares of Registrable Common Stock to be registered (excluding shares held by Management Holders) and the Company.

          (f) PRIORITY IN REQUESTED REGISTRATION. If a registration under
Section 3 hereof involves an underwritten Public Offering, and the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to each Selling Holder requesting that Registrable Common Stock be included in such registration statement) that, in its opinion, the number of shares of Registrable Common Stock requested to be included in such registration exceeds the number of such securities that can be sold in such offering within a price range stated to such managing underwriter by Selling Holders (excluding Management Holders) owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration (excluding shares held by Management Holders) to be acceptable to such Selling Holders, the Company shall include in such registration, to the extent of the number and type of securities which the Company is advised can be sold in such offering, all Registrable Common Stock requested to be registered pursuant to Section 3(a) hereof, PRO RATA among the Selling Holders requested to be included in such registration on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Selling Holders, and no other shares of Common Stock, whether to be sold by the Company or any other Person.

          (g) SHELF REGISTRATIONS. If the first demand made pursuant to Section 3(a) hereof is for a Shelf Registration, the period for which such Shelf Registration Statement must remain effective need not extend beyond one year from the date on which such Shelf Registration Statement initially is declared effective by the Commission and the period for which any subsequent Shelf Registration Statement must remain effective need not extend beyond nine months from the date on which such Shelf Registration Statement initially is declared effective by the Commission (plus, in each case, a number of Business Days equal to the number of days, if any, that the Shelf Registration Statement is not kept effective after the initial date of its effectiveness and prior to such first year or nine month, as the case may be, anniversary thereof).

     4. PIGGYBACK REGISTRATION. If the Company, at any time when a Shelf Registration Statement covering all outstanding shares of Registrable Common Stock is not effective, proposes to register any of its securities under the Securities Act by registration on any forms other than Form S-4 or S-8 (or any successor or similar form(s)), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall give prompt written notice to all of the Holders of its intention to do so and of


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                                                                              8


such Holders' rights (if any) under this Section 4, which notice, in any event, shall be given at least 30 days prior to such proposed registration. Upon the written request of any Holder receiving notice of such proposed registration that is a holder of Registrable Common Stock (a "PIGGYBACK REQUESTING HOLDER") made within 20 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to the relevant securityholders, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Common Stock intended to be disposed of by such Piggyback Requesting Holder and the minimum offering price per share at which the Holder is willing to sell its Registrable Common Stock, the Company shall, subject to Section 7(b) hereof, effect the registration under the Securities Act of all Registrable Common Stock which the Company has been so requested to register by the Piggyback Requesting Holders thereof; provided, that,

               (A) prior to the effective date of the registration statement filed in connection with such registration, promptly following receipt of notification by the Company from the managing underwriter (if an underwritten offering) of the price at which such securities are to be sold, the Company shall so advise each Piggyback Requesting Holder of such price, and if such price is below the minimum price which any Piggyback Requesting Holder shall have indicated to be acceptable to such Piggyback Requesting Holder, such Piggyback Requesting Holder shall then have the right irrevocably to withdraw its request to have its Registrable Common Stock included in such registration statement, by delivery of written notice of such withdrawal to the Company within five business days of its being advised of such price, without prejudice to the rights of any holder or holders of Registrable Common Stock to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3(a) hereof, as the case may be;

               (B) if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Piggyback Requesting Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Common Stock in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Holder to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3(a) hereof, as the case may be, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Stock, for the same period as the delay in registering such other securities; and


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                                                                               9


               (C) if such registration was initiated by the Company for its own account and involves an underwritten offering, each Piggyback Requesting Holder shall sell its Registrable Common Stock on the same terms and conditions as those that apply to the Company, and the underwriters of each such piggyback underwritten offering shall be a nationally recognized underwriter (or underwriters) selected by the Company.

          No registration effected under this Section 4 shall relieve the Company of its obligation to effect any registration upon request under Section 3(a) hereof and no registration effected pursuant to this Section 4 shall be deemed to have been effected pursuant to Section 3(a) hereof.

     5. EXPENSES. The Company shall pay all Expenses in connection with any registration initiated pursuant to Sections 2(a), 3(a) or 4 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Common Stock originally requested to be included in such registration are ultimately included in such registration.

     6. REGISTRATION PROCEDURES. If and whenever the Company is required to effect any registration under the Securities Act as provided in Sections 2(a), 3(a) and 4 hereof, the Company shall, as expeditiously as possible:

               (a) prepare and file with the Commission (promptly and, in the case of any registration pursuant to Section 3(a), in any event on or before the date that is (i) 90 days after the end of the period within which requests for registration may be given to the Company or (ii) if, as of such ninetieth day, the Company does not have the audited financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent public accountants of such audited financial statements, which the Company shall use its reasonable best efforts to obtain as promptly as practicable) the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities that are not shares of Registrable Common Stock (and, under the circumstances specified in Sections 4 and 9(b) hereof, its securities that are shares of Registrable Common Stock) at any time prior to the effective date of the registration statement relating thereto;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock has been disposed of in accordance with the method of disposition set forth in such registration statement; PROVIDED, THAT, except with respect to any Shelf Registration, such period need not extend beyond 90 days after the effective date of the registration statement; and PROVIDED, FURTHER, that with respect to the Initial Shelf, such period need not extend beyond the applicable period provided for in Section


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                                                                              10



          2(a) hereof and, with respect to any Shelf Registration other than the Initial Shelf, such period need not exceed the applicable period provided for in Section 3(g) hereof;

               (c) furnish to each seller of Registrable Common Stock covered by such registration statement and each underwriter, if any, such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the sellers of a majority of the Registrable Common Stock covered by such registration statement or any underwriter may reasonably request in writing;

               (d) use its reasonable best efforts (i) to register or qualify all Registrable Common Stock and other securities, if any, covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Common Stock covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

               (e) use its reasonable best efforts to cause all Registrable Common Stock and other securities, if any, covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Common Stock to enable the seller or sellers thereof to consummate the disposition of such Registrable Common Stock;

               (f) use its reasonable best efforts to obtain and, if obtained, furnish to each seller of Registrable Common Stock, and each such seller's underwriters, if any, a signed

                    (i) opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), reasonably satisfactory (based on the customary form and substance of opinions of issuers' counsel customarily given in such an offering) in form and substance to such seller, and


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                                                                              11


                    (ii) "cold comfort" letter, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters) and signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of "cold comfort" letters of issuers' independent public accountant customarily given in such an offering) in form and substance to such seller, in each case, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to underwriters in underwritten Public Offerings of securities;

               (g) notify each seller of Registrable Common Stock and other securities covered by such registration statement, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the written request of any such seller of Registrable Common Stock, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (h) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Common Stock at the earliest possible moment;

               (i) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Common Stock and to the managing underwriter, if any, at least ten days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

               (j) use its reasonable best efforts to cause all Registrable Common Stock covered by a Registration Statement (i) to be listed on a national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Common Stock is then permitted under the rules of such exchange, or (ii) if the Company is not required pursuant to clause (i) above to list Registrable Common Stock on a national securities exchange, use its reasonable best efforts to secure designation of all Registrable Common Stock as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for the Registrable Common Stock and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the NASD as such with respect to such Registrable Common Stock;

               (k) provide a transfer agent and registrar for the Registrable Common Stock covered by a Registration Statement no later than the effective date thereof; and

               (l) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders holding a majority of the shares of Registrable Common Stock covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock, including customary indemnification.

               (m) if requested by the managing underwriter(s) or the Holders holding a majority of the shares of Registrable Common Stock being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and the Holders of a majority of the Registrable Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Common Stock, including without limitation, information with respect to the number of shares of Registrable Common Stock being sold to such underwriters, the purchase price being paid therefore by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Common Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (n) if requested by the Selling Holders (excluding Management Holders) holding a majority of the shares of Registrable Common Stock being sold (excluding shares held by Management Holders), cooperate with the Selling Holders of Registrable Common Stock and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Common Stock to be sold and not bearing any restrictive legends; and enable such Registrable Common Stock to be in such share amounts and registered in such names as the managing underwriter(s) or, if none, the Selling Holders holding a majority of the shares of Registrable Common Stock being sold, may request at least three business days prior to any sale of Registrable Common Stock to the underwriters;

          As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Common Stock of a Holder, such Holder must furnish to the Company in writing such information regarding itself, the Registrable Common Stock held by it and the intended methods of disposition of the Registrable Common Stock held by it as is necessary to effect the registration of such Holders' Registrable Common Stock and is requested in writing by the Company. At least thirty days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify in writing each Holder of the information referred to in the preceding sentence which the Company is requesting from that Holder whether or not such Holder has elected to have any of its Registrable Common Stock included in the Registration Statement. If, within ten days prior to the anticipated filing date, the Company has not received the requested information from a Holder, then the Company may file the Registration Statement without including Registrable Common Stock of that Holder.

          Each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Common Stock it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Common Stock. Each Holder further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 6, such Holder shall forthwith discontinue such Holder's disposition of Registrable Common Stock pursuant to the registration statement relating to such Registrable Common Stock until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this
Section 6 and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Common Stock current at the time of receipt of such notice. If any event of the kind described in subsection (g) of this Section 6 occurs and such event is the fault solely of a Holder (or Holders), such Holder (or Holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by subsection (g) of this Section 6.

     7.   UNDERWRITTEN OFFERINGS.

          (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters in connection with a request for a registration under Section 3 hereof, the Company shall enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and a majority of the Selling Holders whose Registered Common Stock is included in such registration, and the underwriters and to contain such representations and warranties by the Company and the Selling Holders and such other terms as are customary in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Section 10 hereof.

          (b) PIGGYBACK UNDERWRITTEN OFFERINGS: PRIORITY.

               (i) If the Company proposes to register any of its securities under the Securities Act for its own account as contemplated by Section 4 hereof and such securities are to be distributed by or through one or more underwriters, and if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all the Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which could be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 4, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to
     Section 4 hereof, PRO RATA among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders and (iii) third, other securities, if any.

               (ii) In the case of any other registration contemplated by
     Section 4 involving an underwriting Public Offering, if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which would be sold in such offering within a price range stated to such managing underwriter by Selling Holders owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration to be acceptable to such Selling Holders (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 4, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to
     Section 4 hereof, PRO RATA among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders, (ii) securities that the Company proposed to issue and sell for its own account and (iii) third, other securities.

          Any Holder may withdraw its request to have all or any portion of its Registrable Common Stock included in any such offering by notice to the Company within 10 Business Days after receipt of a copy of a notice from the managing underwriter pursuant to this Section 7(b).

          (c) HOLDERS OF REGISTRABLE COMMON STOCK TO BE PARTIES TO UNDERWRITING AGREEMENT. The holders of Registrable Common Stock to be distributed by underwriters in an underwritten offering contemplated by subsections (a) or (b) of this Section 7 shall be parties to the underwriting agreement between the Company and such underwriters and any such Holder, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No such Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Common Stock and such Holder's intended method of distribution.

          (d) HOLDBACK AGREEMENTS. Each Holder agrees, unless otherwise agreed to by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company, including any sale under Rule 144 under the Securities Act, during the 10 days prior to the date on which an underwritten registration of Registrable Common Stock pursuant to Section 2(a), 3 or 4 hereof has become effective and until 180 days after the effective date of such underwritten registration, except as part of such underwritten registration or to the extent that such Holder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

          The Company agrees (i) not to effect any Public Offering or distribution of any equity securities of the Company, or securities convertible into or exchangeable or exercisable for equity securities of the Company, during the 10 days prior to the date on which any underwritten registration pursuant to
Section 2(a), 3 or 4 hereof has become effective and until 180 days after the effective date of such underwritten registration, except as part of such underwritten registration, and (ii) to cause each holder of any equity securities, or securities convertible into or exchangeable or exercisable for equity securities, in each case, acquired from the Company at any time on or after the date of this Agreement (other than in a Public Offering), to agree not to effect any Public Offering or distribution of such securities, during such period.


          8. PREPARATION: REASONABLE INVESTIGATION.

          (a) REGISTRATION STATEMENTS. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall (i) give representatives (designated to the Company in writing) of each Holder or group of Holders holding at least 20% of the shares of Registrable Common Stock registered under such registration statement, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of Holders (excluding Management Holders) holding a majority of the shares of Registrable Common Stock covered by such registration statement (excluding shares held by Management Holders), the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto,
(ii) upon reasonable advance notice to the Company, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Company and

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                                                                            16


its subsidiaries, as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Company, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act.

          (b) CONFIDENTIALITY. Each Holder of Registrable Common Stock shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder of Registrable Common Stock. Information that (i) is or becomes available to a Holder of Registrable Common Stock from a public source other than as a result of a disclosure by such Holder or any of its Affiliates, (ii) is disclosed to a Holder of Registrable Common Stock by a third-party source who the Holder of Registrable Common Stock reasonably believes is not bound by an obligation of confidentiality to the Company or (iii) is or becomes required to be disclosed by a Holder of Registrable Common Stock by law, including by court order, shall not be deemed to be confidential information for purposes of this Agreement. The Holders of Registrable Common Stock shall not grant access, and the Company shall not be required to grant access, to information under this Section 8 to any Person who will not agree to maintain the confidentiality (to the same extent a Holder is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or the holders of Registrable Common Stock under this Agreement.

     9.   POSTPONEMENTS.

          (a) If the Company shall fail to file any registration statement to be filed pursuant to a request for registration under Section 3(a) hereof, the Holders requesting such registration shall have the right to withdraw the request for registration if such withdrawal shall be made by Holders of Common Stock (excluding Management Holders) holding an amount of Common Stock such that the Holders (excluding Management Holders) that have not elected to withdraw do not hold the requisite percentage of shares of Common Stock to initiate a request under Section 3. Any such withdrawal shall be made by giving written notice to the Company within 20 days after, in the case of a request pursuant to Section 3(a) hereof, the date on which a registration statement would otherwise have been required to have been filed with the Commission under clause (i) of Section 6 (a) hereof (I.E., 20 days after the date that is 90 days after the conclusion of the period within which requests for registration may be given to the Company, or, if, as of such ninetieth day, the Company does not have the audited financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent public accountants of such audited financial statements). In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to Section 3 hereof. The Company shall pay all Expenses incurred in connection with a request for registration withdrawn pursuant to this paragraph.

          (b) The Company shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend any Selling Holder's rights to make sales pursuant to any effective registration statement, at any time (but

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                                                                              17


not to exceed one time in any twelve-month period) when the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed Public Offering of the Company's securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the Selling Holders' rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence for more than ten days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 120 days after the date of the Board's determination referenced in the preceding sentence. If the Company suspends the sellers' rights to make sales pursuant hereto, the applicable registration period shall be extended by the number of days of such suspension.

     10. INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In connection with any registration statement filed by the Company pursuant to Section 2(a), 3(a) or 4 hereof, to the fullest extent permitted by law the Company shall, and hereby agrees to, indemnify and hold harmless, each Holder and seller of any Registrable Common Stock covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls (within the meaning of the Exchange Act) such Holder or seller or any such underwriter, and their respective stockholders, directors, officers, employees, partners, agents and Affiliates (each, a "Company Indemnitee" for purposes of this Section 10(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such Indemnified Party is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a "Loss" or "Losses"), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto (collectively, "Offering Documents"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, or any violation by the Company of any federal or state law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; PROVIDED, that, the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with information furnished to the Company in a writing duly executed by such Company Indemnitee specifically stating that it is expressly for use therein; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Common Stock or any other person, if any, who controls (within the meaning of the Exchange Act) such underwriter, in any such case to the extent that any such Loss arises out of such Person's failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Common Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

          (b) INDEMNIFICATION BY THE OFFERORS AND SELLERS. In connection with any registration statement filed by the Company pursuant to Section 2(a), 3(a) or 4 hereof in which a Holder has registered for sale Registrable Common Stock, each such Holder or seller of Registrable Common Stock shall, and hereby agrees to, indemnify and hold harmless to the fullest extent permitted by law the Company and each of its directors, officers, employees, agents, partners, stockholders, Affiliates and each other Person, if any, who controls (within the meaning of the Exchange Act) the Company and each other seller and such seller's employees, directors, officers, stockholders, partners, agents and Affiliates (each, a "HOLDER INDEMNITEE" for purposes of this Section 10(b)), against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in a writing duly executed by such Holder or seller of Registrable Common Stock specifically stating that it is expressly for use therein; PROVIDED, HOWEVER, that the liability of such indemnifying party under this Section 10(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the sale of Registrable Common Stock giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder Indemnitee and shall survive the transfer of such securities by such indemnifying party.

          (c) NOTICES OF LOSSES, ETC. Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in the preceding subsections of this Section 10, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 10, except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

          (d) CONTRIBUTION. If the indemnification provided for in this Section 10 shall for any reason be unavailable to an indemnified party under subsection
(a) or (b) of this Section 10 in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section 10, the indemnified party and the indemnifying party under subsection (a) or (b) of this
Section 10 shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Common Stock covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Common Stock; PROVIDED, that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the selling holders of Registrable Common Stock to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Common Stock covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person's consent.

          (e) OTHER INDEMNIFICATION. The Company and, in connection with any registration statement filed by the Company pursuant to Section 2(a), each Holder, shall, and, in connection with any registration statement filed by the Company pursuant to Section 3(a) or 4, each Holder who has registered for sale Registrable Common Stock, shall, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act, indemnify Holder Indemnitees and Company Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to a Holder Indemnitee or Company Indemnitee, contribute to the aggregate Losses of such Holder Indemnitee or Company Indemnitee in a manner similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications).

          (f) INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 10 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when any Loss is incurred and is due and payable.

     11.  REGISTRATION RIGHTS TO OTHERS.

          If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the holders of Registrable Common Stock in, or conflict (in a manner that adversely affects holders of Registrable Common Stock) with any other provisions included in, this Agreement.

     12.  ADJUSTMENTS AFFECTING REGISTRABLE COMMON STOCK.

          Without the written consent of Holders (excluding Management Holders) of a majority of the outstanding shares of Registrable Common Stock (excluding shares held by Management Holders), the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Common Stock that would materially adversely affect the ability of the Holders to include such Registrable Common Stock in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Common Stock under any such registration or other offering.

     13.  RULE 144 AND RULE 144A.

          The Company shall take all actions reasonably necessary to enable Holders to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     14.  AMENDMENTS AND WAIVERS.

          Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from (i) except as provided in clause (ii) below, the Holder or Holders (excluding Management Holders) of at least a majority of the shares of Registrable Common Stock (excluding shares held by Management Holders) affected by such amendment, modification or waiver and (ii) in the case of any amendment, modification or waiver of any provision of Section 5 or 9 hereof or this Section 14 or any provisions as to the number of requests for registration to which holders of Registrable Common Stock are entitled under Section 3 or 4 hereof, or any amendment, modification or waiver which adversely affects any right and/or obligation under this Agreement of any Holder, the written consent of each Holder so affected.

     15.  NOMINEES FOR BENEFICIAL OWNERS.

          In the event that any Registrable Common Stock is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Common Stock for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the number or percentage of shares of Registrable Common Stock held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Common Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Common Stock.

     16.  ASSIGNMENT.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Any Holder may assign to any permitted Transferee (as permitted under applicable law) of its Registrable Common Stock its rights and obligations under this Agreement, provided that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by this Agreement as if it were an original party hereto, whereupon such assignee shall for all purposes be deemed to be a Holder (and, in the case of a Transferee of a Management Holder or a Transferee thereof, a Management Holder) under this Agreement. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the other parties hereto. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

     17. CALCULATION OF PERCENTAGE OR NUMBER OF SHARES OF REGISTRABLE COMMON STOCK.

          For purposes of this Agreement, all references to a percentage or number of shares of Registrable Common Stock or Common Stock shall be calculated based upon the number of shares of Registrable Common Stock or Common Stock, as the case may be, outstanding at the time such calculation is made and shall exclude any Registrable Common Stock or Common Stock, as the case may be, owned by the Company or any subsidiary of the Company. For the purposes of calculating any percentage or number of shares of Registrable Common Stock or Common Stock as contemplated by the previous sentence, the terms "Holder", "Initiating Holder", "Management Holder" and "Original Holder" shall include all Affiliates thereof owning any shares of Registrable Common Stock or Common Stock.

     18.  TERMINATION OF REGISTRATION RIGHTS.

          The Company's obligations under Sections 2(a), 3(a) and 4 hereof to register Common Stock for sale under the Securities Act shall terminate on the earlier of (i) the first date on which no shares of Registrable Common Stock are outstanding or (ii) the first date on which less than 10% of the aggregate number of shares of Common Stock issued pursuant to the Plan are held by the Original Holders or their Affiliates.

     19.  MISCELLANEOUS.

          (a) FURTHER ASSURANCES. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.

          (b) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

          (c) CONFLICTING INSTRUCTIONS. A person or entity is deemed to be a holder of Registrable Common Stock whenever such person or entity owns of record such Registrable Common Stock. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Common Stock, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Common Stock.

          (d) REMEDIES. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

          (f) NOTICES. Any notices or other communications to be given hereunder by any party to another party shall be in writing, shall be delivered personally, by telecopy, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, to the address of the party set forth on Schedule B hereto or to such other address as the party to whom notice is to be given may provide in a written notice to the other parties hereto, a copy of which shall be on file with the Secretary of the Company. Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three days after mailing if given by registered or certified mail as described above, and one business day after deposit if given by Federal Express or comparable delivery service.

          (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (h) SEVERABILITY. Notwithstanding any provision of this Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       DADE BEHRING HOLDINGS, INC.

                                       By: /s/ LOUISE PEARSON
                                           ---------------------------
                                           Name:  Louise Pearson
                                           Title: Secretary


                                       HOLDERS:

                                       By: /s/ JOHN E. MCDERMOTT
                                           -------------------------------
                                           Name:  John E. McDermott
                                           Title: Senior Managing Director
                                           Name of Institution:


                                       HOLDERS:

                                       By: /s/ KAREN FINERMAN
                                           -------------------------------
                                           Name:  Karen Finerman
                                           Title: President of the General
                                                  Partner
                                           Name of Institution: Bedford Falls
                                                  Investors, L.P.


                                       HOLDERS:

                                       By: /s/ CLINT D. CARLSON
                                           ---------------------------------
                                           Name:  Clint D. Carlson
                                           Title: Director
                                           Name of Institution: Black Diamond
                                                  Offshore Ltd.


                                       HOLDERS:

                                       By: /s/ EDWARD V. CANALE
                                           ---------------------------------
                                           Name:  Edward V. Canale
                                           Title: Managing Director
                                           Name of Institution: BNP Paribas

                                       HOLDERS:

                                       By: /s/ MARILOU R. MCGILL
                                           ---------------------------------
                                           Name:  Marilou R. McGill
                                           Title: Vice President
                                           Name of Institution: Continental
                                                  Casualty Company


                                       HOLDERS:

                                       By: /s/ CLARK G. PETERSON
                                           ---------------------------------
                                           Name:  Clark G. Peterson
                                           Title: Vice President
                                           Name of Institution: Deutsche
                                                  Bank Trust Company Americas


                                       HOLDERS:  Dickstein & Co., L.P.
                                                   By: Dickstein Partners, L.P.
                                                   By: Dickstein Partners Inc.


                                       By: /s/ LEIGH WAXMAN
                                           ---------------------------------
                                           Name:  Leigh Waxman
                                           Title: V.P.
                                           Name of Institution: Dickstein &
                                                  Co., L.P.


                                       HOLDERS:

                                       By: /s/ CLINT D. CARLSON
                                           ---------------------------------
                                           Name:  Clint D. Carlson
                                           Title: Director
                                           Name of Institution: Double Black
                                                  Diamond Offshore LOC.


                                       HOLDERS:

                                       By: /s/ DAVID B. FORER
                                           ---------------------------------
                                           Name:  David B. Forer
                                           Title: General Partner
                                           Name of Institution: Fernwood
                                                  Associates L.P.

                                       HOLDERS:

                                       By: /s/ ALISA B. CALLAHAN
                                           -----------------------------------
                                           Name:  Alisa B. Callahan
                                           Title: Authorized Officer
                                           Name of Institution:
                                                  Fleet National Bank


                                       HOLDERS:

                                       By: /s/ TRACY MCCAFFREY
                                           -----------------------------------
                                           Name:  Tracy McCaffrey
                                           Title: Authorized Signatory
                                           Name of Institution:
                                                  Goldman Sachs Credit
                                                  Partners L.P.


                                       HOLDERS:

                                       By: /s/ CRAIG EFFRON
                                           -----------------------------------
                                           Name:  Craig Effron
                                           Title: Authorized Signatory
                                           Name of Institution:
                                                  Guggenheim Portfolio Company
                                                  VII, LLC


                                       RE: Common Stock Registration Rights
                                           Agreement

                                       HOLDERS: Haleyan Restructuring Fund, L.P.

                                       By: [ILLEGIBLE] Management [ILLEGIBLE]
                                           Managing General Partner

                                       By: /s/ JAMES PASQUARELLI
                                           -----------------------------------
                                           Name:  James Pasquarelli
                                           Title: Chief Financial Officer
                                           Name of Institution:

                                       HOLDERS:

                                       By: /s/ GEOFFREY W. ARENS
                                           -----------------------------------
                                           Name:  Geoffrey W. Arens
                                           Title: Managing Director
                                           Name of Institution:
                                                  ING Capital LLC acting as
                                                  agent for Midden Bank,
                                                  Curacao N.V.


                                       HOLDERS: Loeb Partners Corporation

                                       By: /s/ GIDEON J. KING
                                           -----------------------------------
                                           Name:  Gideon J. King
                                           Title: Managing Director
                                           Name of Institution:
                                                  Loeb Partners Corp


                                       HOLDERS:

                                       By: /s/ SHEILA A. FINNERTY
                                           -----------------------------------
                                           Name:  Sheila A. Finnerty
                                           Title: Executive Director
                                           Name of Institution:
                                                  Morgan Stanley Prime Income
                                                  Trust

                                       HOLDERS:

                                       By: OZ Management, LLC
                                           As Investment Manager

                                       By: /s/ DANIEL S. OCH
                                           -----------------------------------
                                           Name:  Daniel S. Och
                                           Title: Senior Managing Member
                                           Name of Institution:
                                                  OZ MASTER FUND, LTD.


                                       HOLDERS:

                                       By: OZF Management, LP
                                           as Investment Manager

                                       By: OZF Management, LLC
                                           General Partner

                                       By: /s/ DANIEL S. OCH
                                           -----------------------------------
                                           Name:  Daniel S. Och
                                           Title: Senior Managing Member
                                           Name of Institution:
                                                  OZF CREDIT OPPORTUNITIES
                                                  MASTER FUND, LTD.

                                       By: /s/ STEPHEN C. FREIDHEIM
                                           -----------------------------------
                                           Name:  Stephen C. Freidheim
                                           Title: Senior Managing Member
                                           Name of Institution:
                                                  OZF CREDIT OPPORTUNITIES
                                                  MASTER FUND, LTD.

                                       HOLDERS:

                                       By: OZF Management, LP
                                           as Investment Manager

                                       By: OZF Management, LLC
                                           General Partner

                                       By: /s/ DANIEL S. OCH
                                           -----------------------------------
                                           Name:  Daniel S. Och
                                           Title: Senior Managing Member
                                           Name of Institution:
                                                  OZF CREDIT OPPORTUNITIES
                                                  MASTER FUND II, LTD.

                                       By: /s/ STEPHEN C. FREIDHEIM
                                           -----------------------------------
                                           Name:  Stephen C. Freidheim
                                           Title: Senior Managing Member
                                           Name of Institution:
                                                  OZF CREDIT OPPORTUNITIES
                                                  MASTER FUND II, LTD.


                                       HOLDERS:

                                       By: /s/ JOHN VASSALLO
                                           -----------------------------------
                                           Name:  John Vassallo
                                           Title: Director of Operations
                                           Name of Institution:
                                                  P. Schoenfeld Asset Mgmt LLC
                                                  as Investment Advisor


                                       HOLDERS:

                                       By: /s/ RONALD RAY
                                           -----------------------------------
                                           Name:  Ronald Ray
                                           Title: CFO-Para Advisors Inc.
                                                  (Attorney-in-Fact)
                                           Name of Institution:
                                                  Para International Fund LTD.

                                        HOLDERS:

                                        By: /s/ RONALD RAY
                                            -----------------------------------
                                            Name:  Ronald Ray
                                            Title: CFO-Bosphorous Partners LLC
                                                   (General Partner)
                                            Name of Institution: Para
                                                   Investors L.P.


                                        HOLDERS:

                                        By: /s/ RONALD RAY
                                            -----------------------------------
                                            Name:  Ronald Ray
                                            Title: CFO-Bosphorous Partners LLC
                                                   (General Partner)
                                            Name of Institution: Para
                                                   Investors L.P.


                                        HOLDERS:

                                        By: /s/ CRAIG EFFRON
                                            -----------------------------------
                                            Name:  Craig Effron
                                            Title: Authorized Signatory
                                            Name of Institution: S.A.C. Capital
                                                   Associates, L


                                        HOLDERS:

                                        By: /s/ CRAIG EFFRON
                                            -----------------------------------
                                            Name:  Craig Effron
                                            Title: President
                                            Name of Institution: Scoggin Capital
                                                   Management, LP II


                                        HOLDERS:

                                        By: /s/ CRAIG EFFRON
                                            -----------------------------------
                                            Name:  Craig Effron
                                            Title: M.M.
                                            Name of Institution: Scoggin
                                                   International Fund, Ltd.


                                        HOLDERS:

                                        By: /s/ DOUGLAS HIRSCH
                                            -----------------------------------
                                            Name:  Douglas Hirsch
                                            Title: Managing Partner
                                            Name of Institution: Seneca Capital


                                        HOLDERS:

                                        By: /s/ JACQUES LEVY
                                            -----------------------------------
                                            Name:  Jacques Levy
                                            Title: Treasurer
                                            Name of Institution: Tensor
                                                   [ILLEGIBLE]

                                        HOLDERS:

                                        By: /s/ JAY G. GOLDMAN
                                            -----------------------------------
                                            Name:  Jay G. Goldman
                                            Title: General Partner
                                            Name of Institution: The Jay
                                                   Goldman Master LP


                                        VAN KAMPEN
                                        PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.

                                        HOLDERS:

                                        By: /s/ BRAD LANGS
                                            -----------------------------------
                                            Name:  Brad Langs
                                            Title: Vice President
                                            Name of Institution:


                                        VAN KAMPEN
                                        SENIOR FLOATING RATE FUND
                                        By: Van Kampen Investment Advisory Corp.

                                        HOLDERS:

                                        By: /s/ BRAD LANGS
                                            -----------------------------------
                                            Name:  Brad Langs
                                            Title: Vice President
                                            Name of Institution:


                                        VAN KAMPEN
                                        SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        HOLDERS:

                                        By: /s/ BRAD LANGS
                                            -----------------------------------
                                            Name:  Brad Langs
                                            Title: Vice President
                                            Name of Institution:


                                        HOLDERS:

                                        By: /s/ JAY G. GOLDMAN
                                            -----------------------------------
                                            Name:  Jay G. Goldman
                                            Title: Portfolio Manager
                                            Name of Institution: Woodmont
                                                   Investments Limited

                                       HOLDERS:

                                       By:   /s/  [ILLEGIBLE]
                                           -----------------------------------
                                           Name:  [ILLEGIBLE]
                                           Title: Authorized Signatory
                                           Name of Institution:

                                           Zurich Institutional Benchmarks
                                           Master Fund Limited


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  ROBERT BRIGHTFELT
                                           -----------------------------------
                                           Name:  Robert Brightfelt
                                           Title: President -- Global R&D


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  RANDY DANIEL
                                           -----------------------------------
                                           Name:  Randy Daniel
                                           Title: President North America
                                                  Customer Management


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  JOHN M. DUFFEY
                                           -----------------------------------
                                           Name:  John M. Duffey
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  DAVID G. EDELSTEIN
                                           -----------------------------------
                                           Name:  David G. Edelstein
                                           Title: Senior VP RA/QS/HSE, CIO



                                       MANAGEMENT HOLDERS:

                                       By:   /s/  KATHLEEN KENNEDY
                                           -----------------------------------
                                           Name:  Kathleen Kennedy
                                           Title: Senior Vice President
                                                  Human Resources


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  MARK W. MORAN
                                           -----------------------------------
                                           Name:  Mark W. Moran
                                           Title: Corporate Vice President and
                                                  Treasurer

                                       MANAGEMENT HOLDERS:

                                       By:   /s/  PATTIE OVERSTREET-MILLER
                                           -----------------------------------
                                           Name:  Pattie Overstreet-Miller
                                           Title: Vice President -- Corporate
                                                  Communications


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  LOUISE PEARSON
                                           -----------------------------------
                                           Name:  Louise Pearson
                                           Title: Corporate Vice President
                                                  and Secretary


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  DOMINICK MARTIN QUINN
                                           -----------------------------------
                                           Name:  Dominick Martin Quinn
                                           Title: President -- Global Customer
                                                  Management


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  JIM REID-ANDERSON
                                           -----------------------------------
                                           Name:  Jim Reid-Anderson
                                           Title: President and Chief
                                                  Executive Officer


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  HIROSHI UCHIDA
                                           -----------------------------------
                                           Name:  Hiroshi Uchida
                                           Title: President Global
                                                  Manufacturing Operations and
                                                  Supply Chain


                                       MANAGEMENT HOLDERS:

                                       By:   /s/  MARK WOLSEY-PAIGE
                                           -----------------------------------
                                           Name:  Mark Wolsey-Paige
                                           Title: Senior Vice President
                                                  Marketing

                                                                     SCHEDULE A


                       HOLDERS OF REGISTRABLE COMMON STOCK

                                                                   Number of
Original Holder                                                   Shares Owned
---------------                                                   -------------
                                [To Come]




                                                                   Number of
Management Holder                                                 Shares Owned
-----------------                                                 -------------

James Ried-And                                                      132,000
John Duffey                                                          36,000
Robert Brightfelt                                                    36,000
Hiroshi Uchida                                                       36,000
Dominick Quinn                                                       36,000
Mark-Wolsey-Paige                                                    36,000
Kathleen Kennedy                                                     28,000
David Edelstein                                                      28,000
Randy Daniel                                                         16,000
Louise Pearson                                                       10,000
Mark Moran                                                            4,000
Patricia Overstreet-Miller                                            2,000


                                                                      SCHEDULE B



                                     NOTICES

If to the Company, to:

Dade Behring Holdings, Inc.
Attention: Louise Pearson, General Counsel
1717 Deerfield Road
P.O. Box 778
Deerfield, IL  60015-0778

Tel:     (847) 267-5300
Fax:     (847) 267-5376

with a copy to:

Kirkland & Ellis
Attention:  James H.M. Sprayregen, P.C.
200 East Randolph Drive
Chicago, IL  60601

Tel:     (312) 861-2000
Fax:     (312) 861-2200

If to the Holders, to:

such Holder, at such Holder's address or to such Holder's telephone or telecopy number reflected in the Company's books and records with a copy to:

Simpson Thacher & Bartlett
Attention:  Peter J. Gordon, Esq.
425 Lexington Avenue
New York, New York 10017

Tel:     (212) 455-2605
Fax:     (212) 455-2502